EXHIBIT 10.2

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement is made as of April 20, 2004 by and between Spectrum Sciences & Software Holdings Corp. (the "Corporation") and Robert Genovese (the "Optionee").

                                    RECITALS

     A. Optionee is a consultant of the Corporation. In consideration of Optionee's serving as such, the Corporation's board of directors has agreed to grant stock options to the Optionee to purchase shares of the Corporation's common stock (the "Shares"). The stock options granted herein are not "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE, specifically incorporating these recitals herein, it is agreed as follows:

                                    AGREEMENT

                                    SECTION 1
                                GRANT OF OPTIONS

1.1 NUMBER OF SHARES. Subject to the terms and conditions of this Agreement, the Corporation grants to Optionee, Options to purchase from the Corporation nine million (9,000,000) shares (the "Option Shares").

1.2 EXERCISE PRICE. Each Option Share is exercisable, upon vesting, at the greater of $1.95, or sixty percent (60%) of the closing sale price of the Company's common stock on the day immediately preceding the date of the notice to exercise (the "Option Price").

1.3     TERM.  The  Expiration  Date  for  all  Options shall be April 20, 2005.

1.4 VESTING. The Option Shares shall vest on issuance. The options are further subject to any applicable regulatory requirements.

1.5 CONDITIONS OF OPTION. The Options may be exercised immediately upon vesting, subject to the terms and conditions as set forth in this Agreement.

                                    SECTION 2

                               EXERCISE OF OPTION

2.1 DATE EXERCISABLE. The Options shall become exercisable by Optionee in accordance with Section 1.4 above.

2.2 MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK. The Options may be exercised by the Optionee, in whole or in part, by giving written notice to the Secretary of the Corporation, setting forth the number of Shares with respect to which Options are being exercised. The purchase price of the Option Shares upon exercise of the Options by the Optionee shall be paid in full in cash, or as otherwise permitted by the Company's stock option plan.

2.3 LIMITATION ON CONVERSION. The exercise rights of Optionee shall be limited such that, unless Optionee gives written notice 75 days in advance to the Corporation of Optionee's intention to exceed the Limitation on Conversion as defined herein, with respect to all or a specified amount of the Option and the corresponding number of the underlying shares, in no instance shall Optionee (singularly, together with any Persons who in the determination of the Optionee, together with the Optionee, constitute a group as defined in Rule 13d-5 of the
Exchange Act) be entitled to exercise the Option to the extent such exercise would result in Optionee beneficially owning more than five percent (5%) of the outstanding shares of common stock of the Corporation. For these purposes, beneficial ownership shall be defined and calculated in accordance with Rule 13d-3, promulgated under the Exchange Act (the foregoing being herein referred to as the "Limitation on Conversion").
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2.4 STOCK CERTIFICATES. Promptly after any exercise in whole or in part of the Options by Optionee, the Corporation shall deliver to Optionee a certificate or certificates for the number of Shares with respect to which the Options were so exercised, registered in Optionee's name.

                                    SECTION 3
                               NONTRANSFERABILITY

3.1     RESTRICTION.  The  Options  are  not  transferable  by  Optionee.

                                    SECTION 4
                   NO RIGHTS AS SHAREHOLDER PRIOR TO EXERCISE

4.1 Optionee shall not be deemed for any purpose to be a shareholder of Corporation with respect to any shares subject to the Options under this Agreement to which the Options shall not have been exercised.

                                    SECTION 5
                                   ADJUSTMENTS

5.1 NO EFFECT ON CHANGES IN CORPORATION'S CAPITAL STRUCTURE. The existence of the Options shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustments, recapitalization, reorganization, or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Option Shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

5.2 ADJUSTMENT TO OPTION SHARES. The Option Shares are subject to adjustment upon recapitalization, reclassification, consolidation, merger, reorganization, stock dividend, reverse or forward stock split and the like. If the Corporation shall be reorganized, consolidated or merged with another corporation, Optionee shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the happening of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the number of Shares covered by the Option.

                                    SECTION 6
                            TERMINATION OF CONSULTANT

6.1 If Optionee voluntarily terminates its status as consultant, all non-vested options received by Optionee hereunder will become immediately void and of no further effect. Further, Optionee may thereafter have 90 days to exercise all vested options following which time all such non-exercised options shall become void and of no further effect. If the Optionee is terminated as consultant by the Corporation, or if Optionee dies while serving as a consultant, all options received by Optionee shall become immediately void and of no further effect.

                                    SECTION 7
                            MISCELLANEOUS PROVISIONS

7.1 DISPUTES. Any dispute or disagreement that may arise under or as a result of this Agreement, or any question as to the interpretation of this Agreement, may be determined by the Corporation's Board of Directors in its absolute and uncontrolled discretion, and any such determination shall be final, binding, and conclusive on all affected persons.

7.2 NOTICES. Any notice that a party may be required or permitted to give to the other shall be in writing, and may be delivered personally, by overnight courier or by certified or registered mail, postage prepaid, addressed to the parties at their current principal addresses, or such other address as either party, by notice to the other, may designate in writing from time to time.

7.3 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

7.4 TITLES AND CAPTIONS. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

7.5 ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties and supersedes any prior understandings and agreements between them respecting the subject matter of this Agreement.

7.6 AGREEMENT BINDING. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

7.7 PRONOUNS AND PLURALS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

7.8 FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

7.9 PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

7.10 SAVINGS CLAUSE. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SPECTRUM  SCIENCES  &
SOFTWARE  HOLDINGS  CORP.


By:  /s/ William  H.  Ham,  Jr.
     --------------------------------
     Name:  William  H.  Ham,  Jr.
     Title: Executive  Vice  President

The undersigned Optionee hereby acknowledges receipt of an executed original of this Stock Option Agreement, accepts the Options granted thereunder, and agrees to the terms and conditions thereof.

OPTIONEE

/s/ Robert  Genovese
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Robert  Genovese

                  SPECTRUM SCIENCES AND SOFTWARE HOLDINGS CORP.


                       NOTICE OF EXERCISE OF STOCK OPTION

The undersigned hereby exercises the Stock Options granted by Spectrum Sciences & Software Holdings Corp. and seeks to purchase ____________________ shares of Common Stock of the Corporation pursuant to said Options. The undersigned understands that this exercise is subject to all the terms and provisions of the Stock Option Agreement dated as of April 20, 2004.



(Check  Applicable  Box)

     Enclosed is a check in the sum of US $_____________________ as payment for such shares.

                                      -or-

     Please convert US $_____________________ of debt as payment for such shares.


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Signature  of  Optionee


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Date: